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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                   FORM 8-K/A

                         Amendment Number 1 to Form 8-K


                      REPORT UNDER SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Report:  November 14, 1996


                           Commission File No. 0-4671


                               ISOMET CORPORATION


                      State of Incorporation:  New Jersey

                   IRS Employer Identification No. 22-1591074

                    Address of Principal Executive Offices:
                              5263 Port Royal Road
                          Springfield, Virginia 22151


                  Registrant's Telephone Number: 703-321-8301


             Common Shares Outstanding on March 31, 1996: 1,905,590



Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceeding 12 months (or for such shorter period that the registrant was required to file such reports) and (2) has been subject to such filing requirements for the past ninety (90) days.

                                 X   Yes    No
                               -----            -----
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     The Company hereby amends the following portion of the Company's Form 8-K, which was filed on October 29, 1996, to include the name of authorized signer and the date of the report.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


ISOMET CORPORATION


By:  Jerry W. Rayburn                                 Dated: October 29,1996